Exhibit 24


                                POWER OF ATTORNEY

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below effective March 29, 2004 hereby authorizes and constitutes Donald P. Gill as his or her true and lawful attorney with full power to him, and to sign for him or her and in his or her name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he or she hereby ratifies and confirms his or her signature as it may be signed by said attorney to any and all such amendments.


/s/ Robert R. Borden, III                                        March 31, 2004
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Robert R. Borden, III, Director


/s/ Timothy R. Collins                                           April 8, 2004
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Timothy R. Collins, Director


/s/ Franz Colloredo-Mansfeld                                     March 31, 2004
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Franz Colloredo-Mansfeld, Director


/s/ John T. Coughlin                                             March 31, 2004
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John T. Coughlin, Director


/s/ Stephanie R. Gaskins                                         March 31, 2004
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Stephanie R. Gaskins, Director


/s/ Fitz O. Lufkin                                               March 31, 2004
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Fitz O. Lufkin, Jr., Director


/s/ Peter A. Maistrellis                                         April 8, 2004
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Peter A. Maistrellis, Director


/s/ H.A. Patrican, Jr.                                           March 31, 2004
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H.A. Patrican, Jr., Director


/s/ Neil St. John Raymond                                        March 31, 2004
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Neil St. John Raymond, Chairman of the Board


/s/ Neil St. John Raymond                                        April 1, 2004
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Neil St. John Raymond, Jr., Director


/s/ William J. Tinti                                             March 31, 2004
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William J. Tinti, Director


/s/ Michael J. Wolnik                                            March 31, 2004
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Michael J. Wolnik, CFO and Chief Accounting Officer